AMENDMENT NO. 9 TO
MASTER SERVICES AGREEMENT

This Amendment No. 9 (this "Amendment") to the Master Services Agreement dated August 1, 2009 (the "Agreement") is hereby entered into as of June 29, 2015 by and between Symetra Life Insurance Company, an Iowa corporation (including its successors and permitted assigns, "Symetra"), and Xerox Business Services, LLC (formerly Affiliated Computer Services, Inc.), a Delaware corporation (including its successors and permitted assigns, "Xerox"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the Parties hereto desire to amend the Agreement in the manner set forth in this Amendment.

NOW THEREFORE, in consideration of the representations, warranties, promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the foregoing and as follows:

1.
Pursuant to the Notice of Termination dated May 29, 2015, a portion of the Services provided under Schedule 2G will be terminated effective August 27, 2015. Therefore, the Agreement is amended as follows:

A.	Schedule 2G, Output Processing Services SOW: The terminated Services are as follows:

i.	All printing services related to mainframe batch reports at the Bellevue Symetra location described under Sections 1.2, 2.1.3 and 3.1.2.1 of Schedule 2G;

ii.	Operation and Administration Roles and Responsibilities Table: Items 2, 41, 43 and 45;

iii.	Section 4.1: Daily Production Processing SLAs. All Bellevue location daily and weekly production print jobs and Bellevue location check processing SLAs; and

iv.	Section 4.1: Testing SLRs/SLAs. The test print SLA for the Bellevue location.

B.	Appendix G.1 – Output Processing Hardware and Software of Schedule 2G: All vendor items relating to IBM – Check Printer and Xerox-cut sheet printer are deleted from Appendix G.1.

C.	Appendix G.3 – Output Processing Facilities of Schedule 2G: The Bellevue print center is deleted from Appendix G.3.

D.
Appendix 3.1. Output Processing. The Resource Unit Category line item titled “Xerox Monthly Managed Service” is deleted in its entirety. Effective August 27, 2015, the amounts for the Monthly Service Fees and Annual Services Fee shown for Year 7 shall reflect the deduction for this Service.

The Vendor Provided Services line item titled, Variable Printing (Bellevue) is deleted in its entirety.

2.	Pursuant to the Notice of Termination dated June 12, 2015, the Services provided under Schedule 2E and its appendices E.1, E.2 and E.3 will be terminated effective September 11, 2015.

3.
Amendment to Attachment B, Symetra Sites and Symetra Equipment. Attachment B, Symetra Sites and Symetra Equipment is hereby replaced in its entirety with the attached Attachment B, Symetra Sites and Symetra Equipment.

The Agreement remains in full force and effect except as specifically amended by this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SYMETRA LIFE INSURANCE COMPANY

/s/Jay Orum

By: Jay Orum

Title: Vice President

Date: 6/12/15

XEROX BUSINESS SERVICES, LLC

/s/Jim Forrest

By: Jim Forrest

Title: VP Ops & Managing Director

Date: _____6/29/15_______ _______________

ATTACHMENT B
SYMETRA SITES AND SYMETRA EQUIPMENT
Symetra Sites:

Office City Location	Address
CA, San Diego	Pacific Center I, 1455 Frazee Rd, Suite 310, San Diego, CA 92108
CT, Enfield	1699 King Street, Suite 300 Enfield, CT 06082
CT, Farmington	30 Waterside Dr, Suite 301, Farmington, CT 06032
CT, Guilford	200 Hubbard Rd, Guilford, CT 06437
FL, Miami	5201 Waterford, 5201 Blue Lagoon DR, Ste 290, Miami, FL 33126
FL, Tampa	Westshore Int'l Plaza, Tampa, FL
GA, Norcross	3740 Davinci Court, Suite 350, Norcross, GA 30092
IA, West Des Moines	4125 Westown Parkway, Suite 102, West Des Moines, IA 50266
IL, Chicago	125 South Wacker, Suite 275, Chicago, IL 60606
IN, Indianapolis	9100 Keystone Crossing, Suite 440, Indianapolis, IN 46240
MA, Boston	50 Congress St, Suite 620, Boston, MA 02109
MA, Waltham	Suite 225, Building 3, 130 Turner St, Waltham, MA 02453
MA, Waltham	245 Winter St, Waltham, MA 02451
Medical Risk Managers	1170 Ellington Rd, South Windsor, CT 06074
NY, New York	First Symetra National Life Insurance Company of New York, 260 Madison, 8th Floor, New York, NY 10016
NY, New York	295 Madison Ave, 12th FL, New York, NY 10017
PA, Bethel Park	2000 Oxford Dr, Suite 490, Bethel Park, PA 15102
PA, Exton	1 E. Uwchlan Ave, Suite 303, Exton, PA 19341
Symetra Headquarters	Symetra Financial, 777 108th Ave NE, Suite 1200, Bellevue, WA 98004-5135
TX, Austin	11782 Jollyville Rd ,Suite 105A, Austin, TX 78759
TX, Richardson	740 E. Campbell Rd, Suite 560, Richardson, TX 75081
WI, Ashland	118 East Third St Ashland, Wisconsin 54806

Symetra Equipment:

1.	Symetra-Owned Equipment: Two (2) Source Technologies ST-9530 MICR printers located in Bellevue, WA in Symetra print center as of the Effective Date.

2.	Symetra-Leased Equipment: None as of the Effective Date.